Exhibit 99.3

January 5, 2007

RE: Inland Retail Real Estate Trust, Inc. Proxy Statement

Dear Custodian:

A Special Meeting of Stockholders for Inland Retail Real Estate Trust, Inc. will be held on Thursday, February, 22, 2007. Stockholders of record as of December 15, 2006 are being asked to vote on the following two items:

1.               Approval of the merger agreement, as amended, that we have signed with Developers Diversified Realty Corporation and DDR IRR Acquisition LLC, and the merger.

2.               Approval of any adjournment of the Special Meeting, if necessary , to solicit additional proxies if there is an insufficient number of votes at the time of the Special Meeting to approve the merger agreement and the merger.

Please find enclosed a copy of the proxy statement which is being mailed directly to your beneficiaries. As such, no action is necessary on your part.

We have retained Morrow & Company, Inc. as an independent proxy solicitor. Morrow & Company will be calling stockholders during the next few weeks to assure that every stockholder votes, no matter how many shares are held. For assistance with voting, Morrow & Company may be reached at (800) 573-4804. A stockholder may submit a vote via any one of the following methods:

•                  Mail the completed proxy card in the postage-paid envelope

•                  Vote on-line at www.proxyvoting.com/Inland

•                  Call (800) 730-8449

If you have any questions, please contact Inland Retail Investor Relations at (800) 348-9192. We greatly appreciate your assistance and thank you for your continued support of Inland Retail Real Estate Trust, Inc.

Sincerely,
INLAND RETAIL REAL ESTATE TRUST, INC.

Dione K. McConnell
Director of Investor Relations
Enclosures

See the reverse side of this page for important information.

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This letter does not constitute an offer of any securities for sale. In connection with the proposed transaction, DDR and Inland Retail have filed a definitive proxy statement/prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.